SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2012

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Vectren Corporation announced the retirement of board member, William G. Mays, at its Annual Meeting of Shareholders held on May 16, 2012.  Mr. Mays was a member of the Board’s Nominating and Governance Committee and chair of the Corporate Affairs Committee.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2012, the Board of Directors (the “Board”) of Vectren Corporation (the “Company”) adopted amendments to its Code of By-Laws.   Effective on May 16, 2012, Section 4.1 was amended to reduce the number of board members from 12 to 11.

Vectren’s amended By-Laws effective May 16, 2012 are attached herewith as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Shareholders (“Annual Meeting”) of the Company was held on May 16, 2012.  At the Annual Meeting, three proposals were submitted to, and approved by, the Company’s shareholders.  The proposals are described in more detail in the Company’s proxy statement filed with the Commission on March 21, 2012.  The final voting results were as follows:

Proposal 1

For the election of the following named persons as directors of the Company to serve, respectively, as such directors for a one-year term and/or until their successors shall be duly elected and shall qualify, as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Carl L. Chapman	54,746,092.209	1,680,715.903	17,869,233.000
James H. DeGraffenreidt, Jr	55,600,577.404	826,230.708	17,869,233.000
Niel C. Ellerbrook	55,241,236,623	1,185,571.489	17,869,233.000
John D. Engelbrecht	55,300,629.266	1,126,178.846	17,869,233.000
Anton H. George	55,286,829.203	1,139,978.909	17,869,233.000
Martin C. Jischke	55,398,599.370	1,028,208.742	17,869,233.000
Robert G. Jones	55,472,157.755	954,650.357	17,869,233.000
J. Timothy McGinley	55,279,384.494	1,147,423.618	17,869,233.000
R. Daniel Sadlier	55,482,723.470	944,084,.642	17,869,233.000
Michael L. Smith	55,471,568.317	955,239.795	17,869,233.000
Jean L. Wojtowicz	55,290,925.883	1,135,882.229	17,869,233.000

Proposal 2

Approve the non-binding advisory proposal approving the compensation of  Vectren’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
52,345,582.872	1,934,060.960	2,147,164.280	17,869,233.000

Proposal 3

Ratify the reappointment of Deloitte & Touche, LLP as independent registered public accounting firm for the Company and its subsidiaries for 2012:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,655,812.489	787,999.270	852,229.353	0

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
May 18, 2012

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of May 16, 2012